EQUIFIRST (GRAPHIC OMITTED)

GMAC RFC (GRAPHIC OMITTED)

New Issue Computational Materials

Part I of II

$690,017,000 (Approximate)

RAMP Series 2005-EFC2 Trust

Issuer

EquiFirst Corporation

Originator

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-EFC2

July 15, 2005

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Expected Timing:	Pricing Date:	On or about July 18, 2005
	Settlement Date:	On or about July 28, 2005
	First Payment Date:	August 25, 2005

Structure:	Fixed and ARMs:	$713,568,936 senior/subordinate structure
	Rating Agencies:	Moody's and S&P

Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

RAMP Series 2005-EFC2

$690,017,000 (Approximate)

Characteristics of the Certificates

Certificates
Class	Approximate Size(1)	Interest Type	Principal Type	Expected WAL (yrs)(2) Call/Mat	Expected Principal Window (months)(2) Call/Mat	Final Scheduled Distribution Date	Expected rating (Moody's/S&P)
A-1 (3)	$266,481,000	Floating	SEQ	1.00 / 1.00	1-21 / 1-21	Oct-2025	Aaa/AAA
A-2 (3)	261,539,000	Floating	SEQ	2.91 / 2.96	21-72 / 21-92	Nov-2034	Aaa/AAA
A-3 (3) (4)	20,000,000	Floating	SEQ	5.99 / 9.84	72-72 / 92-165	Jul-2035	Aaa/AAA
M-1 (3) (4) (5)	27,829,000	Floating	MEZ	4.70 / 5.15	47-72 / 47-140	Jul-2035	Aa1/AA+
M-2 (3) (4) (5)	25,331,000	Floating	MEZ	4.50 / 4.94	44-72 / 44-135	Jul-2035	Aa2/AA
M-3 (3) (4) (5)	16,768,000	Floating	MEZ	4.41 / 4.83	42-72 / 42-128	Jul-2035	Aa3/AA-
M-4 (3) (4) (5)	12,487,000	Floating	MEZ	4.35 / 4.76	41-72 / 41-123	Jul-2035	A1/AA-
M-5 (3) (4) (5)	12,130,000	Floating	MEZ	4.32 / 4.71	40-72 / 40-119	Jul-2035	A2/A+
M-6 (3) (4) (5)	11,060,000	Floating	MEZ	4.29 / 4.66	40-72 / 40-114	Jul-2035	A3/A
M-7 (3) (4) (5)	11,060,000	Floating	MEZ	4.26 / 4.60	39-72 / 39-109	Jul-2035	Baa1/A-
M-8 (3) (4) (5)	10,346,000	Floating	MEZ	4.25 / 4.55	38-72 38-103	Jul-2035	Baa2/BBB+
M-9 (3) (4) (5)	7,849,000	Floating	MEZ	4.23 / 4.48	38-72 / 38-95	Jul-2035	Baa3/BBB
M-10 (3) (4) (5)	$7,137,000	Floating	MEZ	4.23 / 4.40	38-72 / 38-88	Jul-2035	Ba1/BBB-
Total	$690,017,000

Notes:

  Class sizes subject to a 10% variance.
  Pricing Speed Assumption:

  Fixed: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).
  ARMs: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30%

  CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

  The pass-through rate on the Class A and Class M Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap Rate and (iii) 14.00% per annum.
  If the 10% optional call is not exercised, the margin on the Class A-3 Certificates will double and the margin on the Class M Certificates will increase by a 1.5x multiple, beginning on the second Distribution Date after the first possible optional call date.

  The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.

Issuer: RAMP Series 2005-EFC2 Trust.

Certificates: The Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Class A Certificates") are backed by first lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations.

The Class M-1 through Class M-10 Certificates (collectively, the "Class M Certificates").

Joint Lead Underwriters: Residential Funding Securities Corporation and Credit Suisse First Boston LLC.

Swap Counterparty: [tba]

Depositor: Residential Asset Mortgage Products, Inc. ("RAMP").

Trustee: U.S. Bank National Association

Master Servicer: Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Subservicer: Primary servicing for all of the mortgage loans will be provided by HomeComings Financial Network, Inc. ("HomeComings"). HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Cut-off Date: July 1, 2005 after deducting payments due during the month of June 2005.

Settlement Date: On or about July 28, 2005.

Distribution Dates: 25th of each month (or the next business day if such day is not a business day) commencing on August 25, 2005.

Form of Certificates: Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: For the Class A, Class M-1, Class M-2 and Class M-3 Certificates: $25,000 and integral multiples of $1 in excess thereof; for the Class M-4 through Class M-10 Certificates..

ERISA Considerations: None of the Certificates are expected to be ERISA eligible.

Legal Investments: The Certificates will not, be "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

Tax Status: One or more REMIC elections.

Mortgage Loans:

The Mortgage Loans will consist of first and a small portion of second lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations. The statistical pool described herein has an approximate aggregate principal balance of $713,568,936 as of the Cut-off Date.

As of the Cut-off Date, approximately 22.96% of the Mortgage Loans provide for an initial interest only period of up to five years.

Silent Seconds: The mortgaged properties relating to approximately 25.61% of the first-lien mortgage loans are subject to a second-lien mortgage loan, based solely on the information made available to the Depositor. The related second lien mortgage loan for 25.56% of these mortgage loans are not part of the mortgage pool ("Silent Seconds"). The weighted average combined original loan-to-value ratio of the mortgage loans, including the Silent Seconds is 91.07%.

RASC KS and RAMP RS

Program Eligible:

As of the Cut-off Date approximately 75.5% of the mortgage loans are eligible under the RASC KS program. RFC has established the AlterNet program primarily for the purchase of mortgage loans that are made to borrowers that may have imperfect credit histories, higher debt to income ratios or mortgage loans that present certain other risks to investors. The mortgage collateral sellers that participate in this program have been selected by RFC on the basis of criteria set forth in RFC's Client Guide, referred to as the Guide. For those mortgage loans that RFC purchased from sellers in this program, each mortgage loan determined by RFC to be acceptable for purchase would have been originated in accordance with or would have been determined to be generally consistent with the provisions of the Guide.

As of the Cut-off Date approximately 24.5% of the mortgage loans are eligible under the RAMP RS program. RFC has established the "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, RFC seeks to acquire recently originated mortgage loan products with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RAMP shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within RFC's "AlterNet" program guidelines allow.

The Originator:

EquiFirst Corporation (the "Originator") is a wholly-owned subsidiary of EFC Holdings Corporation ("EFC") and is engaged in the business of originating (or acquiring) and selling nonconforming mortgage loans collateralized by one-to-four family residential properties. The Originator was founded in 1989 and is headquartered in Charlotte, NC. EFC is a wholly owned subsidiary of Regions Financial Corporation, a publicly traded commercial bank holding company.

Prepayment Assumptions:

    Fixed - 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).

    ARMs - 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

Optional Call: If the aggregate principal balance of the mortgage loans falls below 10% of the aggregate original principal balance of the mortgage loans (the "Optional Call Date"), Residential Funding may terminate the trust. The exercise of the optional call may be subject to limitations as described in the prospectus supplement.

Basis Risk Shortfall: With respect to the Class A and Class M Certificates and any Distribution Date on which the Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate equal to the lesser of (a) One-Month LIBOR plus the related margin and (b) the weighted average maximum net mortgage rate, over (ii) accrued certificate interest for that class calculated using the Net WAC Cap Rate. In addition, any interest rate shortfalls allocated to that class caused by the failure of the Swap Counterparty to make required payments pursuant to the swap agreement will be Basis Risk Shortfalls payable in the amounts and priority described under "Excess Cash Flow Distributions" below.

Basis Risk Shortfall

Carry-Forward Amounts: With respect to the Class A and Class M Certificates and any Distribution Date, any unpaid Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent not previously paid from Excess Cash Flows, at a rate equal to the applicable Pass-Through Rate.

Relief Act Shortfalls: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period only. Any Relief Act Shortfalls allocated to the Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid. Relief Act Shortfalls will be allocated on a pro rata basis among the Certificates

Credit Enhancement: A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M Certificates. Credit enhancement for the Class M Certificates will include the subordination of each class of Class M Certificates with a lower payment priority.

Initial Subordination (including the OC Deposit):

Class	Expected rating (Moody's/S&P)	Initial Credit Support	After Step-Down Support

Class A	Aaa/AAA	23.20%	46.40%
Class M-1	Aa1/AA+	19.30%	38.60%
Class M-2	Aa2/AA	15.75%	31.50%
Class M-3	Aa3/AA-	13.40%	26.80%
Class M-4	A1/AA-	11.65%	23.30%
Class M-5	A2/A+	9.95%	19.90%
Class M-6	A3/A	8.40%	16.80%
Class M-7	Baa1/A-	6.85%	13.70%
Class M-8	Baa2/BBB+	5.40%	10.80%
Class M-9	Baa3/BBB	4.30%	8.60%
Class M-10	Ba1/BBB-	3.30%	6.60%

For any class of Certificates, the Initial Credit Support is the aggregate certificate principal balance of all Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. The initial Credit Support includes the initial Overcollateralization Amount.

B. Overcollateralization ("OC")

Initial (% Orig.)	3.30%
OC Target (% Orig.)	3.30%
OC Floor (% Orig.)	0.50%
OC Stepdown Target (% Current)	6.60%
OC Holiday	None

      Excess Spread

      Initially equal to approximately [255] bps per annum.

      Swap Agreement

Credit enhancement for the Class A and Class M Certificates will include net payments made by the swap counterparty to the trustee pursuant to the swap agreement.

Excess Cash Flow

Distributions: On any Distribution Date, the Excess Cash Flow will be allocated among the Certificates as set forth in the Prospectus Supplement in the following order of priority:

  To pay to holders of the class or classes of Certificates then entitled to receive distributions in respect of principal (as described herein), the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A or Class M Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

  as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the mortgage loans for the preceding calendar month;

  to pay the holders of the Class A and Class M Certificates as part of the Principal Distribution Amount, any Overcollateralization Increase Amount;

  to pay the holders of Class A and Class M Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

  to pay to the holders of the Class A and Class M Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

  to pay to the holders of the Class A Certificates, pro rata, and then the Class M Certificates, in order of priority, the amount of any Basis Risk Shortfall Carry Forward Amount remaining unpaid as of that Distribution Date;

  to pay to the holders of the Class A and Class M Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

  to pay to the holders of the Class A Certificates, pro rata, and then to the Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

  to the Swap Counterparty, any termination payment triggered by a Swap Provider Trigger Event; and

  to pay to the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Any payments under clauses (1), (3), (4), (5), (6), (7) and (8) shall be made to the extent not covered by amounts paid pursuant to the Swap Agreement.

Interest Accrual Period: From and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date on an actual/360 basis.

Pass-Through Rates: Class A Pass-Through Rates:

On each Distribution Date, the Class A Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, and with respect to the Class A-3 Certificates, One-Month LIBOR plus 2 times the related margin, (y) the Net WAC Cap Rate and (z) 14.00% per annum.

Class M Pass-Through Rates:

On each Distribution Date, the Pass-Through Rate on the Class M Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 1.5 times the related margin, (y) the Net WAC Cap Rate and (z) 14.00% per annum.

Net WAC

Cap Rate: For any Distribution Date, a per annum rate equal to (a) the weighted average of the Net Mortgage Rates of the Mortgage Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period minus (b) the amounts paid to the Swap Counterparty divided by the aggregate principal balance of the Mortgage Loans, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Class A or Class M Certificates is limited to the Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a maximum of 14.00% per annum (the "Basis Risk Shortfall Carry-Forward Amount"). The payments from the Swap Agreement will be available to cover any shortfalls on the Class A and Class M Certificates resulting from the application of the Net WAC Cap Rate.

Weighted Average

Monthly Fees: Master servicing fee and subservicing fee of approximately 0.50% per annum.

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate minus (a) the master servicing fee and (b) the sub-servicing fee.

Eligible Master

Servicing Compensation: For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

Advances: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the mortgage loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A and Class Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Required

Overcollateralization Amount: With respect to any Distribution Date (i) prior to the Stepdown Date, an amount equal to [3.30]% of the aggregate stated principal balance of the Mortgage Loans, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) [6.60]% of the then current aggregate outstanding principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the Overcollateralization Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the Required Overcollateralization Amount for the immediately preceding Distribution Date.

Overcollateralization Floor: 0.50% of the aggregate initial principal balance of the Mortgage Loans.

Stepdown Date: The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in August 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [46.40]%.

Overcollateralization

Increase Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) available excess cash flow from the mortgage loans available for payment of the Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization

Reduction Amount: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the mortgage loans for that Distribution Date.

Excess Overcollateralization

Amount: With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.

Excess Cash Flow: For any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Certificates and payment to the Swap Counterparty of any net swap payments or swap termination payments not due to a Swap Provider Trigger Event and (y) the principal remittance amount and (b) any Overcollateralization Reduction Amount. Excess Cash Flow may be used to protect the Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

Trigger Event:(subject to change)

A Trigger Event is in effect on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [36.36]% of the Senior Enhancement Percentage or (ii) cumulative realized losses on the mortgage loans as a percentage of the initial aggregate principal balance of the mortgage loans as of the Cut-off Date exceed the following amounts:
Loss Trigger
Months 25-36	[1.70]% in the first month plus an additional 1/12th of [2.10]% for every month thereafter
Months 37-48	[3.80]% in the first month plus an additional 1/12th of [2.15]% for every month thereafter
Months 49-60	[5.95]% in the first month plus an additional 1/12th of [1.70]% for every month thereafter
Months 61-72	[7.65]% in the first month plus an additional 1/12th of [0.95]% for every month thereafter
Months 73 and thereafter	[8.60]%

Sixty-Plus Delinquency

Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in bankruptcy that are 60 or more days delinquent, foreclosure or REO, over (y) the aggregate stated principal balance of the mortgage loans immediately preceding that Distribution Date.

Senior

Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the aggregate Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date.

Principal

Distribution Amount: As to any Distribution Date, the lesser of (A) the aggregate certificate principal balance of the Class A and Class M Certificates prior to such Distribution Date, (B) the available distribution amount remaining after payment of the interest distribution amount to the certificateholders and payment to the Swap Counterparty of any net swap payments or swap termination payments not due to a Swap Provider Trigger Event, and (C) the sum of (i) principal collected on the mortgage loans other than Subsequent Recoveries, (ii) the principal portion of realized losses incurred in the preceding calendar month, to the extent covered by excess cash flow, (iii) the Overcollateralization Increase Amount, minus(iv) the Overcollateralization Reduction Amount.

Class A Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the Principal Distribution Amount for that Distribution Date; and

    the excess, if any, of (A) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Interest and Principal

Distributions: Distributions to the holders of the Certificates will be made generally as follows:

From the available distribution amount remaining after payment of certain fees and expenses and the payment to the swap counterparty of any net swap payments or swap termination payments not due to a Swap Provider Trigger Event, distribution of accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest or any Relief Act Shortfalls) to the holders of Certificates, in the following order of priority:

    To the Class A Certificates, pro rata;

    To the Class M-1 Certificates;

    To the Class M-2 Certificates;

    To the Class M-3 Certificates;

    To the Class M-4 Certificates;

    To the Class M-5 Certificates;

    To the Class M-6 Certificates;

    To the Class M-7 Certificates;

    To the Class M-8 Certificates;

    To the Class M-9 Certificates; and

    To the Class M-10Certificates;

The Principal Distribution Amount will be distributed as follows:

    To the Class A Certificates, the Class A Principal Distribution Amount, sequentially to the Class A-1, Class A-2 Certificates and Class A-3 Certificates in that order, until the certificate principal balances thereof have been reduced to zero;

    To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;

    To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;

    To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance of the Class M-3 Certificates is reduced to zero;

    To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance of the Class M-4 Certificates is reduced to zero;

    To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the certificate principal balance of the Class M-5 Certificates is reduced to zero;

    To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the certificate principal balance of the Class M-6 Certificates is reduced to zero;

    To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero;

    To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the certificate principal balance of the Class M-8 Certificates is reduced to zero;

    To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the certificate principal balance of the Class M-9 Certificates is reduced to zero; and

    To Class M-10 Certificates, the Class M-10 Principal Distribution Amount, until the certificate principal balance of the Class M-10 Certificates is reduced to zero.

.

Class M-1 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-2 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-3 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-4 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-5 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-6 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-7 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-8 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-9 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-10 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-10 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Subordination

Percentage: As to any class of Class A or Class M Certificates, the respective approximate percentage set forth below:

Class	Expected rating (Moody's/S&P)	Subordination %

Class A	Aaa/AAA	53.60%
Class M-1	Aa1/AA+	61.40%
Class M-2	Aa2/AA	68.50%
Class M-3	Aa3/AA-	73.20%
Class M-4	A1/AA-	76.70%
Class M-5	A2/A+	80.10%
Class M-6	A3/A	83.20%
Class M-7	Baa1/A-	86.30%
Class M-8	Baa2/BBB+	89.20%
Class M-9	Baa3/BBB	91.40%
Class M-10	Ba1/BBB-	93.40%

Subsequent Recoveries: Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.

Swap Agreement: On the Closing Date, the Trustee will enter into a Swap Agreement with [tbd] (the "Swap Counterparty") for the benefit of the Class A and Class M Certificates. The Swap Agreement will have an initial notional amount of approximately $690,017,000. Under the Swap Agreement, on each Distribution Date (i) the trust shall be obligated to pay to the Swap Counterparty an amount equal to 4.23% per annum on a notional amount equal to the related swap notional amount set forth in the schedule below and (ii) the trust will be entitled to receive from the Swap Counterparty an amount equal to One-Month LIBOR on the notional balance in each case as accrued during the related swap accrual period, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. Upon early termination of the Swap Agreement, the trust or the Swap Counterparty may be liable to make a termination payment (the "Swap Termination Payment") to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders (other than a Swap Termination Payment due to a Swap Provider Trigger Event). Shown in the schedule included herein is the aggregate swap notional amount schedule, which generally has been derived by adding the aggregate mortgage loan collateral, a notional balance corresponding to 1.5x the respective pricing speeds of the fixed and adjustable mortgage loans and subtracting the Required Overcollateralization Amount.

Swap Agreement Notional Balance Schedule

[Subject to Change]

Period	Notional Balance ($)
1	690,017,000.00
2	662,721,429.01
3	636,290,030.26
4	610,678,077.32
5	585,840,792.83
6	561,737,540.80
7	538,331,838.87
8	515,591,348.11
9	493,487,836.77
10	472,100,708.53
11	451,598,889.65
12	431,945,702.71
13	413,105,991.10
14	395,046,055.86
15	377,733,595.27
16	361,137,646.81
17	345,228,531.62
18	329,977,801.21
19	315,358,186.47
20	301,343,548.66
21	287,908,832.58
22	275,030,021.57
23	262,684,094.47
24	250,848,751.82
25	239,557,021.28
26	228,730,325.00
27	218,349,491.41
28	208,396,140.20
29	198,852,649.64
30	189,702,125.20
31	180,928,369.58
32	172,515,853.80
33	164,449,689.68
34	156,715,603.34
35	149,299,909.81
36	142,190,938.00

Swap Account: Funds payable under the Swap Agreement will be deposited into a reserve account (the "Swap Account").

Funds payable to the Swap Counterparty will be paid from any available funds prior to distributions on the Certificates and will be distributed on each Distribution Date in the following order of priority:

    to the Swap Counterparty, any net amounts owed to the Swap Counterparty under the Swap Agreement for such Distribution Date; and

    to the Swap Counterparty, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Amounts payable to the trust by the swap counterparty will be distributed on each Distribution Date in the following order of priority; prior to any distribution from any available funds:

    to pay the holders of the Class A Certificates, pro rata, and then to the Class M Certificates, in order of priority, the principal portion of any realized losses incurred for the preceding calendar month;

    distribution of additional principal to the Certificates, to restore the required level of overcollateralization to the extent it has been reduced due to realized losses;

    to pay the holders of Class A and Class M Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

    to pay to the holders of the Class A andClass M Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

    to pay, first to the holder of the Class A Certificates, on a pro rata basis, any Basis Risk Shortfall Carry-Forward Amount, as applicable, for such Distribution Date and second, to the Class M Certificates, in order of priority, any Basis Risk Shortfall Carry-Forward Amount for such Distribution Date;

    to pay to the holders of the Class A and Class M Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

    to pay the holders of the Class A Certificates, pro rata, and then to the Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

    to pay to the holders of the Class SB Certificates the excess if any, of the sum of the remaining Swap Account balance and the then current Overcollateralization Amount over the Required Overcollateralization Amount for that Distribution Date.

Net WAC Cap Schedule

[Subject to Change]
Period	Net WAC Rate % (1)	Effective Rate % (1,2)	Period	Net WAC Rate % (1)	Effective Rate % (1,2)
1	6.99	22.91	37	10.31	10.31
2	6.31	21.67	38	10.30	10.30
3	6.52	21.25	39	10.64	10.64
4	6.31	20.70	40	10.29	10.29
5	6.52	20.38	41	10.65	10.65
6	6.31	19.91	42	11.07	11.07
7	6.31	19.57	43	11.06	11.06
8	6.99	19.59	44	12.24	12.24
9	6.31	19.00	45	11.04	11.04
10	6.52	18.86	46	11.40	11.40
11	6.31	18.56	47	11.04	11.04
12	6.52	18.49	48	11.42	11.42
13	6.31	18.22	49	11.04	11.04
14	6.31	18.06	50	11.03	11.03
15	6.53	18.01	51	11.38	11.38
16	6.32	17.73	52	11.01	11.01
17	6.53	17.69	53	11.38	11.38
18	6.32	17.41	54	11.02	11.02
19	6.32	17.25	55	11.01	11.01
20	6.99	17.48	56	12.18	12.18
21	6.32	16.94	57	10.99	10.99
22	6.53	16.92	58	11.34	11.34
23	6.32	16.92	59	10.96	10.96
24	9.01	19.64	60	11.32	11.32
25	8.71	19.54	61	10.94	10.94
26	8.70	19.65	62	10.93	10.93
27	8.98	19.94	63	11.28	11.28
28	8.69	19.64	64	10.90	10.90
29	8.97	19.73	65	11.26	11.26
30	9.46	20.20	66	10.88	10.88
31	9.46	20.09	67	10.87	10.87
32	10.11	20.44	68	12.02	12.02
33	9.45	19.85	69	10.84	10.84
34	9.76	19.96	70	11.19	11.19
35	9.51	19.69	71	10.82	10.82
36	10.66	20.65	72	11.17	11.17

Notes:(1) Assumes all index values remain constant at 20.00%.

(2) The effective available funds cap rate (the "Effective Rate") is a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Certificates and (ii) the weighted average Net Mortgage Rate of the mortgage loans plus (B) the net swap payment, if any, divided by the aggregate certificate principal balance of the Class A and Class M Certificates multiplied by 360 divided by actual number of days.

Class A-I Sensitivity Analysis

To 10% Call

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (yrs)	13.08	1.58	1.21	1	0.86	0.76
Principal Window	1 - 243	1 - 34	1 - 25	1 - 21	1 - 17	1 - 15
Principal Window Months	243	34	25	21	17	15
Class A-2
Avg. Life (yrs)	24.8	6.2	4.16	2.91	2.04	1.76
Principal Window	243 - 346	34 - 147	25 - 99	21 - 72	17 - 34	15 - 27
Principal Window Months	104	114	75	52	18	13
Class A-3
Avg. Life (yrs)	28.82	12.24	8.24	5.99	3.12	2.35
Principal Window	346 - 346	147 - 147	99 - 99	72 - 72	34 - 56	27 - 29
Principal Window Months	1	1	1	1	23	3

Class A-I Sensitivity Analysis

To Maturity

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (yrs)	13.08	1.58	1.21	1	0.86	0.76
Principal Window	1 - 243	1 - 34	1 - 25	1 - 21	1 - 17	1 - 15
Principal Window Months	243	34	25	21	17	15
Class A-2
Avg. Life (yrs)	24.81	6.3	4.23	2.96	2.04	1.76
Principal Window	243 - 352	34 - 185	25 - 125	21 - 92	17 - 34	15 - 27
Principal Window Months	110	152	101	72	18	13
Class A-3
Avg. Life (yrs)	29.64	19.19	13.33	9.84	3.71	2.35
Principal Window	352 - 359	185 - 299	125 - 220	92 - 165	34 - 128	27 - 29
Principal Window Months	8	115	96	74	95	3

Class M Sensitivity Analysis

To 10% Call
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.7	8.14	5.5	4.7	4.66	3.58
Principal Window	276 - 346	49 - 147	39 - 99	47 - 72	56 - 56	29 - 44
Principal Window Months	71	99	61	26	1	16
Class M-2
Avg. Life (yrs)	26.7	8.14	5.49	4.5	4.62	3.66
Principal Window	276 - 346	49 - 147	38 - 99	44 - 72	53 - 56	43 - 44
Principal Window Months	71	99	62	29	4	2
Class M-3
Avg. Life (yrs)	26.7	8.14	5.49	4.41	4.31	3.48
Principal Window	276 - 346	49 - 147	38 - 99	42 - 72	48 - 56	39 - 44
Principal Window Months	71	99	62	31	9	6
Class M-4
Avg. Life (yrs)	26.7	8.14	5.49	4.35	4.1	3.3
Principal Window	276 - 346	49 - 147	38 - 99	41 - 72	46 - 56	37 - 44
Principal Window Months	71	99	62	32	11	8
Class M-5
Avg. Life (yrs)	26.7	8.14	5.48	4.32	3.97	3.19
Principal Window	276 - 346	49 - 147	37 - 99	40 - 72	44 - 56	36 - 44
Principal Window Months	71	99	63	33	13	9
Class M-6
Avg. Life (yrs)	26.7	8.14	5.48	4.29	3.87	3.1
Principal Window	276 - 346	49 - 147	37 - 99	40 - 72	42 - 56	34 - 44
Principal Window Months	71	99	63	33	15	11
Class M-7
Avg. Life (yrs)	26.7	8.14	5.48	4.26	3.79	3.03
Principal Window	276 - 346	49 - 147	37 - 99	39 - 72	41 - 56	33 - 44
Principal Window Months	71	99	63	34	16	12
Class M-8
Avg. Life (yrs)	26.7	8.14	5.48	4.25	3.73	2.98
Principal Window	276 - 346	49 - 147	37 - 99	38 - 72	40 - 56	32 - 44
Principal Window Months	71	99	63	35	17	13
Class M-9
Avg. Life (yrs)	26.7	8.14	5.48	4.23	3.68	2.95
Principal Window	276 - 346	49 - 147	37 - 99	38 - 72	39 - 56	32 - 44
Principal Window Months	71	99	63	35	18	13
Class M-10
Avg. Life (yrs)	26.7	8.14	5.48	4.23	3.65	2.9
Principal Window	276 - 346	49 - 147	37 - 99	38 - 72	38 - 56	31 - 44
Principal Window Months	71	99	63	35	19	14

Class M Sensitivity Analysis

To Maturity
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.81	8.97	6.09	5.15	6.88	5.62
Principal Window	276 - 358	49 - 267	39 - 189	47 - 140	64 - 116	29 - 102
Principal Window Months	83	219	151	94	53	74
Class M-2
Avg. Life (yrs)	26.81	8.95	6.07	4.94	5.13	4.19
Principal Window	276 - 358	49 - 259	38 - 182	44 - 135	53 - 104	43 - 83
Principal Window Months	83	211	145	92	52	41
Class M-3
Avg. Life (yrs)	26.8	8.93	6.04	4.83	4.63	3.74
Principal Window	276 - 357	49 - 249	38 - 173	42 - 128	48 - 99	39 - 79
Principal Window Months	82	201	136	87	52	41
Class M-4
Avg. Life (yrs)	26.8	8.91	6.02	4.76	4.4	3.55
Principal Window	276 - 357	49 - 241	38 - 167	41 - 123	46 - 95	37 - 76
Principal Window Months	82	193	130	83	50	40
Class M-5
Avg. Life (yrs)	26.8	8.88	6	4.71	4.26	3.43
Principal Window	276 - 357	49 - 234	37 - 161	40 - 119	44 - 92	36 - 73
Principal Window Months	82	186	125	80	49	38
Class M-6
Avg. Life (yrs)	26.8	8.84	5.96	4.66	4.15	3.32
Principal Window	276 - 356	49 - 225	37 - 155	40 - 114	42 - 88	34 - 70
Principal Window Months	81	177	119	75	47	37
Class M-7
Avg. Life (yrs)	26.8	8.79	5.93	4.6	4.04	3.24
Principal Window	276 - 355	49 - 216	37 - 148	39 - 109	41 - 84	33 - 67
Principal Window Months	80	168	112	71	44	35
Class M-8
Avg. Life (yrs)	26.79	8.72	5.87	4.55	3.95	3.16
Principal Window	276 - 354	49 - 205	37 - 140	38 - 103	40 - 79	32 - 63
Principal Window Months	79	157	104	66	40	32
Class M-9
Avg. Life (yrs)	26.78	8.61	5.8	4.48	3.86	3.1
Principal Window	276 - 353	49 - 192	37 - 130	38 - 95	39 - 74	32 - 58
Principal Window Months	78	144	94	58	36	27
Class M-10
Avg. Life (yrs)	26.76	8.47	5.7	4.4	3.77	3.01
Principal Window	276 - 352	49 - 179	37 - 121	38 - 88	38 - 68	31 - 54
Principal Window Months	77	131	85	51	31	24